VANGUARD(R)
MONEY MARKET FUNDS

May 31, 2000


semiannual

VANGUARD PRIME
   MONEY MARKET FUND

VANGUARD FEDERAL
   MONEY MARKET FUND

VANGUARD TREASURY
   MONEY MARKET FUND

[PHOTO]

[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

       In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

       Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

       And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

       However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

       Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

       - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

       - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

       - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

       - Capture as much of the market's return as possible by minimizing costs and taxes.

Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS

REPORT FROM THE CHAIRMAN .................................      1

THE MARKETS IN PERSPECTIVE ...............................      4

REPORT FROM THE ADVISER ..................................      6

PERFORMANCE SUMMARIES ....................................      8

FUND PROFILES ............................................     12

FINANCIAL STATEMENTS .....................................     14

  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
            "500" are trademarks of The McGraw-Hill Companies, Inc.

                                                                     [PHOTO]
                                                                 John J. Brennan

REPORT FROM THE CHAIRMAN

Money market funds provided refuge from the turbulence of the stock and bond markets during the six months ended May 31, 2000, the first half of the fiscal year for the Vanguard Money Market Funds. Short-term interest rates rose during the half-year, and the interest income paid by our funds rose along with them. The Prime Money Market Fund earned 2.9% during the period (slightly ahead of the stock market's return), bringing its return over the twelve months ended May 31 to 5.5%. Adjusting for inflation (as measured by the Consumer Price Index) of 1.8% for the six-month period and 3.1% for the year, the Prime Money Market Fund's real total return was 1.1% for the six months and 2.4% for the year.

--------------------------------------------------------------------------------------------------
                                                                  TOTAL RETURNS
                                                           PERIODS ENDED MAY 31, 2000
                                           -------------------------------------------------------
                                                TWELVE MONTHS                    SIX MONTHS
                                           -------------------------------------------------------
                                                           AVERAGE                        AVERAGE
                                           VANGUARD       COMPETING        VANGUARD      COMPETING
MONEY MARKET FUND                            FUND            FUND*           FUND           FUND*
--------------------------------------------------------------------------------------------------
Prime                                        5.5%            4.9%            2.9%            2.6%
   (SEC 7-Day Annualized
   Yield: 6.23%)

Federal                                      5.4             4.9             2.8             2.6
   (SEC 7-Day Annualized
   Yield: 6.19%)

Treasury                                     5.0             4.6             2.6             2.5
   (SEC 7-Day Annualized
   Yield: 5.73%)
--------------------------------------------------------------------------------------------------
Prime Institutional Shares**                 5.7%            5.4%            3.0%            2.8%
   (SEC 7-Day Annualized
   Yield: 6.41%)
--------------------------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Minimum initial investment is $10 million.

       The table above presents the total returns for our funds and their peers for the half-year and for the past twelve months. The share price of each fund held steady at $1 throughout the period, as is expected but not guaranteed. We also present the annualized yields for our funds as of May 31.

       During the six- and twelve-month periods ended May 31, each fund provided what we call the "Vanguard advantage"--superior returns compared with those of money market funds with comparable quality standards. This advantage stems from our low operating costs: Each fund has an annual expense ratio (expenses as a percentage of average net assets) less than half the expense ratio charged by the average competing fund. (The Prime Institutional Shares have an expense ratio of 0.15%; the other Vanguard money market funds have a ratio of 0.33%.)

THE PERIOD IN REVIEW

The U.S. economy, now well into its tenth consecutive year without a recession, continued to display impressive strength. The economy grew at an annual rate of 5.4% during the first quarter of 2000, a strong follow-up to the previous quarter's astounding 7.3% rate. However, the economy's strength also triggered fears of inflation and higher interest rates. Late in the period there were signs that the torrid pace of economic growth was abating. The apparent slowdown was attributed in part to the Federal Reserve Board's interest rate hikes over the past year, including increases totaling 100 basis points (1.00 percentage point) in the federal funds rate during the half-year, raising it to 6.50%.

       Rising short-term interest rates, which benefited money market funds, were bad news for bond investors because the prices of existing bonds move in the opposite direction from interest rates. An exception to the downtrend in bond prices was long-term U.S. Treasury bonds. The government began buying back some of its long-term debt, and expectations of a diminishing supply drove up demand and prices. The 30-year Treasury bond's yield fell from 6.29% to 6.01% during the half-year. At the other end of the maturity spectrum, the 3-month Treasury bill's yield rose 32 basis points to 5.62%. The yield of the 10-year Treasury note rose from 6.19% to 6.27%. The overall taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, recorded a 1.4% total return.

       The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, rose 2.4% for the half-year. Stock prices were extremely volatile, particularly for small-capitalization and technology issues. For example, the tech-heavy Nasdaq Composite Index returned an astounding 41.1% for the first three months of the period, only to plunge -27.4% from March to May.

       The Fed-engineered rise in short-term interest rates pushed up the yields for our money market funds. As the table below shows, the 7-day annualized yields of our funds were considerably higher as of May 31 than they were six months or one year ago. Money market funds respond to changes in market interest rates with a brief lag, as the proceeds from maturing investments are reinvested in new holdings.

-----------------------------------------------------------------------
                                            7-DAY ANNUALIZED YIELDS
                                       --------------------------------
                                       MAY 31,     NOV. 30,     MAY 31,
MONEY MARKET FUND                       2000         1999         1999
-----------------------------------------------------------------------
Prime                                  6.23%        5.36%        4.62%
Federal                                6.19         5.21         4.60
Treasury                               5.73         4.77         4.28
-----------------------------------------------------------------------
Prime Institutional Shares             6.41%        5.54%        4.80%
-----------------------------------------------------------------------

       Forecasting trends in interest rates is devilishly difficult, and it is far from certain whether the Fed is through raising interest rates in an effort to cool off the economy. We can say with confidence that future yields and returns on our funds will reflect overall trends in short-term interest rates. We also are confident that our cost advantage over competitors--a crucial edge in money market funds--will persist.

IN SUMMARY

The attributes of money market funds--current income, liquidity, and preservation of capital--tend to be appreciated most during volatile periods in the stock and bond markets, such as those experienced in recent months. But these same attributes make money market funds a valuable part of a balanced portfolio in any market environment.

       We believe that a diversified portfolio of stock, bond, and money market funds-- apportioned in accordance with your goals, investment time horizon, and risk tolerance-- can help investors to ride out market turbulence while they stay on course toward long-term goals. Once you've put such an investment plan in place, we recommend sticking with it for the long haul.


/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

June 16, 2000









IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 2000

Strong crosscurrents pushed and tugged at financial markets during the six months ended May 31, 2000. Positive influences included very strong economic growth and rising corporate profits. Negative factors included tighter monetary policy, higher inflation, and concerns about stock valuations.

       Interest rates rose in most segments of the bond market, and bond prices slipped. Stock prices rose slightly, on balance, although wide day-to-day price swings were frequent.

       Uncertainty in both the bond and stock markets centered on the surprising performance of the U.S. economy, which grew at a torrid 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at around 4.0% of the workforce, the Federal Reserve Board continued to be concerned that inflation would worsen unless the economic expansion slowed. The Fed raised short-term interest rates by 0.25 percentage point in February and again in March, before boosting rates by 0.50 percentage point in mid-May. These boosts, following three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. By the end of May, some signs of slowing had emerged in the economy, although it was not certain that the Fed had finished applying the brakes.

-----------------------------------------------------------------------------------------------
                                                                     TOTAL RETURNS
                                                              PERIODS ENDED MAY 31, 2000
                                                       ----------------------------------------
                                                       6 MONTHS         1 YEAR         5 YEARS*
-----------------------------------------------------------------------------------------------
STOCKS
    S&P 500 Index                                        2.9%           10.5%          23.8%
    Russell 2000 Index                                   5.5             9.9           13.5
    Wilshire 5000 Index                                  2.4            10.7           22.3
    MSCI EAFE Index                                      0.7            17.4           10.4
-----------------------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                          1.4%            2.1%           6.0%
    Lehman 10 Year Municipal Bond Index                  0.7            -0.2            5.3
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                          2.7             5.2            5.2
-----------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                                 1.8%            3.1%           2.4%
-----------------------------------------------------------------------------------------------

*Annualized.

       Evidence on inflation was ambiguous. The Consumer Price Index increased 1.8% and 3.1%, respectively, for the six- and twelve-month periods ended May 31, but much of the increase was due to higher energy and food prices. Core inflation, which excludes those sectors, was up a less-scary 2.4% during the twelve months ended May 31.

U.S. STOCK MARKETS

Optimism about long-term prospects for technology, media, and telecommunications companies dominated the equity markets through the first three months of the period. But sentiment shifted suddenly in mid-March, sending the tech and telecom groups sharply lower. The tech-heavy Nasdaq Composite Index, for example, registered a 41.1% return from November 30 through February 29, only to give back most of the gains over the next three months. End result: a 2.4% return for the six months ended May 31.

       The overall stock market, as measured by the Wilshire 5000 Index, also returned 2.4%. Value stocks, those characterized by above-average dividend yields and below-average price/earnings and price/book value ratios, enjoyed a resurgence beginning in mid-March.

For the full six months, the value components of both the large-capitalization S&P 500 Index and the small-cap Russell 2000 Index outperformed the indexes' growth components.

       Within the S&P 500, the half-year's best return was the 48% gain recorded by "other energy" stocks, including oil-drilling and services companies that benefited from a continuing rise in oil prices. The producer-durables sector gained 18%, largely because of big gains for a number of manufacturers of telecommunications gear and semiconductor testing and fabrication equipment. Technology stocks, which now account for about one-quarter of the total stock market's value, gained about 12% for the six months.

       Poor performers included the utilities sector (-14% return), which was hurt by downturns in several large telephone stocks, and many consumer staples (-9%) and consumer-discretionary (-6%) companies. Prices fell steeply for a number of high-profile retailers, beverage and food makers, tobacco companies, and entertainment enterprises.

U.S. BOND MARKETS

The Federal Reserve's influence on interest rates is strongest for short-term securities. Over the six months, the Fed pushed up the rate charged on overnight loans between banks by 1 percentage point to 6.5%. Yields of 3-month U.S. Treasury bills rose only one-third as far (0.32 percentage point, or 32 basis points), to 5.62%. And long-term Treasury yields moved even less. The 10-year Treasury note rose just 8 basis points to 6.27% as of May 31, and yields fell for very long-term Treasury bonds due to a cutback in issuance of new bonds. As a result of the shrinking supply of long-term bonds, the yield of the 30-year Treasury bond declined 28 basis points--from 6.29% to 6.01%--during the half-year.

       Because short-term rates moved higher while long-term rates declined, there was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve sloped down. The 6.01% yield of 30-year Treasuries on May 31 was 70 basis points below the 6.71% yield on 3-year Treasury notes.

       Corporate and municipal bonds did not perform as well as Treasury securities, and the yield curve for these sectors remained positive--yields of long-term bonds remained higher than those of short-term securities. The Lehman Aggregate Bond Index, a proxy for the overall taxable bond market, returned 1.4%, as a price decline of 2% offset most of the 3.4% income provided by bonds during the half-year.

INTERNATIONAL STOCK MARKETS

A stronger U.S. dollar and weak Asian markets made the half-year a lackluster one for U.S. investors in foreign stocks. Improving economic growth in most of the world helped a number of markets in Europe, Asia, and Latin America to produce good gains in their local currencies. However, the U.S. dollar increased in value versus most currencies, significantly reducing the returns received by dollar-based investors. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

       The overall return in dollars from developed foreign markets was a scant 0.7%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. However, in local currencies, the EAFE Index return for the six months was a very respectable 7.8%.

       In Europe, where stocks benefited from a continuance of corporate acquisitions, an average 12.8% gain in local-currency terms was reduced to 4.7% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned -7.0% in dollars, as a -2.0% return in local-currency terms was further diminished by the dollar's gains. The Select Emerging Markets Free Index returned -2.8% in U.S. dollars.

REPORT FROM THE ADVISER

In the semiannual period ended May 31, 2000, money market funds were an island of serenity in a sea of bond and stock market chaos. Rising interest rates, the enemy of stock and bond investors, boosted the returns for money market investors. Vanguard Prime, Federal, and Treasury Money Market Funds produced six-month returns of 2.9%, 2.8%, and 2.6%, respectively. (The Report From The Chairman starting on page 1 provides a more complete account of the funds' performance during the half-year.) The funds' returns were roughly in line with the 2.9% gain of the S&P 500 Index of stocks and more than 1 percentage point ahead of the 1.4% overall return for the bond market, as measured by the Lehman Aggregate Bond Index.

       Much of the activity in money markets was driven by the Federal Reserve Board's pursuit of a more restrictive monetary policy. Fed officials have been concerned that growth in demand in the U.S. economy is exceeding growth in supply by a dangerous margin, despite the technology-led advances in productivity that have occurred in recent years. American consumers, feeling wealthier because of rising home values and the gains in their stock portfolios, have been spending freely. This stimulus in turn has encouraged firms to expand, thus bringing the unemployment rate to a 30-year low and putting upward pressure on wages. Seeking to avoid an inflationary spiral that could interrupt the current extraordinary economic expansion, the Fed has raised short-term interest rates by 1 full percentage point (100 basis points) since February. As the Fed's primary policy tool, changes in short-term interest rates are a blunt instrument, at best. They affect the economy with long and uncertain time lags. By acting before inflation becomes a problem, the Fed is seeking to avoid an inflationary pileup by applying the monetary policy brakes more lightly, rather than stomping on them later.

       Money market interest rates rose in response to the Fed's actions and at present reflect expectations of additional tightening moves. To take advantage of today's higher rates, we have lengthened the funds' average maturities somewhat. There is a good possibility that the Fed will pause in its market-moving behavior for a while to assess the economy's response. Indeed, the most recent employment and sales data indicate that the economy's growth rate is moderating, just as called for in the Fed's script. One big unanswered question is the impact of recent stock market corrections on consumer spending. It will be some time before the effectiveness of the central bank's actions to date can be judged. We would not be surprised to see the Fed raise rates again later this year.

       On another front, in recent months the market has developed a new appreciation of the potential magnitude of federal budget surpluses and their impact on reducing U.S. Treasury debt. The Treasury has cut back on issuance of new securities, particularly in longer maturities. In March, the Treasury started buying back outstanding long-term bonds with a goal of repurchasing $30 billion worth this year. Private analysts are projecting a surplus of more than $200 billion this year, and federal officials will soon revise their own forecasts upward.

        In this climate, the relative value of Treasury securities versus other fixed income investments is changing in what amounts to a tectonic shift for the markets. Some analysts predict that Treasury debt held by the public will be paid off by the end of the decade. Treasury investors should follow this situation and evaluate the widening differentials between the yields available on Treasuries and the higher yields on government agency and corporate instruments. At some point, Treasury investors may find that the added income on other debt securities justifies a move down the credit-quality ladder.

       In Vanguard Prime, Federal, and Treasury Money Market Funds, investors can choose the combination of credit quality and yield that fits their needs best. To all three funds, we bring our long-standing commitment to conservative investment policies and low cost. We believe this makes each a consistently high-value proposition. We look forward to reporting on the entire fiscal year six months hence.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

June 9, 2000

INVESTMENT PHILOSOPHY

The funds reflect a belief that the highest level of current income consistent with capital preservation and liquidity can be provided by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, the U.S. government, and federal agencies.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PRIME MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1979-MAY 31, 2000
---------------------------------------------------------------------
                      PRIME MONEY MARKET FUND                AVERAGE
                                                               FUND*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
---------------------------------------------------------------------
1980             0.0%          12.8%          12.8%          12.5%
1981             0.0           17.6           17.6           17.5
1982             0.0           13.1           13.1           12.8
1983             0.0            8.9            8.9            8.6
1984             0.0           10.6           10.6           10.1
1985             0.0            8.2            8.2            7.9
1986             0.0            6.8            6.8            6.4
1987             0.0            6.5            6.5            6.0
1988             0.0            7.5            7.5            6.9
1989             0.0            9.4            9.4            8.8
1990             0.0            8.3            8.3            7.8
1991             0.0            6.4            6.4            5.9
1992             0.0            3.9            3.9            3.4
1993             0.0            3.0            3.0            2.6
1994             0.0            3.9            3.9            3.5
1995             0.0            5.8            5.8            5.4
1996             0.0            5.3            5.3            4.8
1997             0.0            5.4            5.4            4.9
1998             0.0            5.4            5.4            4.9
1999             0.0            5.0            5.0            4.4
2000**           0.0            2.9            2.9            2.6
---------------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2000): 6.23%
---------------------------------------------------------------------

 *Average Money Market Fund; derived from data provided by Lipper Inc. **Six months ended May 31, 2000.

See Financial Highlights table on page 28 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
------------------------------------------------------------------------------------------------------------------------
                                    INCEPTION                                                     10 Years
                                      DATE           1 YEAR         5 YEARS          CAPITAL        INCOME         TOTAL
------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund             6/4/1975         5.25%          5.38%            0.00%          5.15%         5.15%
------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PRIME MONEY MARKET FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: OCTOBER 3, 1989-MAY 31, 2000
--------------------------------------------------------------------
                      PRIME MONEY MARKET FUND               AVERAGE
                        INSTITUTIONAL SHARES                  FUND**
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN*         RETURN
--------------------------------------------------------------------
1989             0.0%           1.4%          1.4%            1.4%
1990             0.0            8.5           8.5             8.3
1991             0.0            6.5           6.5             6.2
1992             0.0            4.0           4.0             3.8
1993             0.0            3.2           3.2             2.9
1994             0.0            4.1           4.1             3.8
1995             0.0            6.0           6.0             5.7
1996             0.0            5.5           5.5             5.2
1997             0.0            5.6           5.6             5.3
1998             0.0            5.6           5.6             5.3
1999             0.0            5.1           5.1             4.9
2000+            0.0            3.0           3.0             2.8
--------------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2000): 6.41%
--------------------------------------------------------------------

 *Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market
  Portfolio.

**Average Institutional Money Market Fund; derived from data provided by Lipper
  Inc.

 +Six months ended May 31, 2000.

See Financial Highlights table on page 28 for dividend information.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
---------------------------------------------------------------------------------------------------------------------
                                 INCEPTION                                                     10 YEARS
                                   DATE         1 YEAR         5 YEARS           CAPITAL        INCOME        TOTAL
---------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund
    Institutional Shares**      10/3/1989        5.43%           5.56%            0.00%          5.32%         5.32%
---------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market
  Portfolio.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

FEDERAL MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: JULY 13, 1981-MAY 31, 2000
---------------------------------------------------------------------
                      FEDERAL MONEY MARKET FUND              AVERAGE
                                                               FUND*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
---------------------------------------------------------------------
1981             0.0%           5.9%           5.9%           5.7%
1982             0.0           11.9           11.9           11.7
1983             0.0            8.5            8.5            8.3
1984             0.0           10.2           10.2            9.8
1985             0.0            8.0            8.0            7.7
1986             0.0            6.6            6.6            6.3
1987             0.0            6.3            6.3            5.9
1988             0.0            7.2            7.2            6.7
1989             0.0            9.2            9.2            8.6
1990             0.0            8.1            8.1            7.7
1991             0.0            6.2            6.2            5.7
1992             0.0            3.8            3.8            3.4
1993             0.0            3.0            3.0            2.6
1994             0.0            3.8            3.8            3.4
1995             0.0            5.8            5.8            5.3
1996             0.0            5.3            5.3            4.8
1997             0.0            5.4            5.4            4.9
1998             0.0            5.4            5.4            4.9
1999             0.0            4.9            4.9            4.4
2000**           0.0            2.8            2.8            2.6
---------------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2000): 6.19%
---------------------------------------------------------------------

 *Average Government Money Market Fund; derived from data provided by Lipper
  Inc.

**Six months ended May 31, 2000.

See Financial Highlights table on page 29 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
------------------------------------------------------------------------------------------------------------------
                               INCEPTION                                                     10 Years
                                 DATE         1 YEAR         5 YEARS           CAPITAL        INCOME         TOTAL
------------------------------------------------------------------------------------------------------------------
Federal Money Market Fund     7/13/1981        5.15%           5.32%            0.00%          5.07%         5.07%
------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TREASURY MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: MARCH 9, 1983-MAY 31, 2000
--------------------------------------------------------------------
                      TREASURY MONEY MARKET FUND*            AVERAGE
                                                              FUND**
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1983             0.0%           6.1%          6.1%            6.2%
1984             0.0            9.9           9.9            10.1
1985             0.0            7.5           7.5             7.9
1986             0.0            6.2           6.2             6.4
1987             0.0            6.0           6.0             6.0
1988             0.0            7.0           7.0             6.9
1989             0.0            8.9           8.9             8.7
1990             0.0            8.0           8.0             7.8
1991             0.0            5.9           5.9             5.8
1992             0.0            3.7           3.7             3.5
1993             0.0            2.9           2.9             2.6
1994             0.0            3.6           3.6             3.4
1995             0.0            5.5           5.5             5.2
1996             0.0            5.1           5.1             4.8
1997             0.0            5.1           5.1             4.8
1998             0.0            5.1           5.1             4.8
1999             0.0            4.5           4.5             4.2
2000+            0.0            2.6           2.6             2.5
--------------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2000): 5.73%
--------------------------------------------------------------------

 *Prior to 12/2/1996, known as the U.S. Treasury Portfolio; prior to 3/13/1989, total returns are for the Insured Portfolio.

**Average Money Market Fund through 3/31/1989; Average Treasury Money Market
  Fund thereafter; derived from data provided by Lipper Inc.

 +Six months ended May 31, 2000.

See Financial Highlights table on page 29 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------------------------------------------
                                INCEPTION                                                     10 Years
                                  DATE         1 YEAR         5 YEARS           CAPITAL        INCOME         TOTAL
--------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund**    3/9/1983        4.77%           5.04%            0.00%          4.84%         4.84%
--------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Prior to 12/2/1996, known as the U.S. Treasury Portfolio.

FUND PROFILE
PRIME MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000. Key elements of this Profile are defined below.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
Yield                                                             6.2%
Yield--Institutional Shares                                       6.4%
Average Maturity                                               64 days
Average Quality                                                    Aa1
Expense Ratio                                                   0.33%*
Expense Ratio--Institutional Shares                             0.15%*

*Annualized.


DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
--------------------------------------------------------------------
Certificates of Deposit                                        29.6%
Commercial Paper                                               46.2
Treasury/Agency                                                15.7
Other                                                           8.5
--------------------------------------------------------------------
Total                                                         100.0%

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------------------------------
Treasury/Agency                                                15.7%
Aaa                                                            15.3
Aa                                                             40.5
A                                                              28.5
Baa                                                             0.0
Ba                                                              0.0
B                                                               0.0
Not Rated                                                       0.0
--------------------------------------------------------------------
Total                                                         100.0%

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

FUND PROFILE
FEDERAL MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
Yield                                                             6.2%
Average Maturity                                               59 days
Average Quality                                                 Agency
Expense Ratio                                                   0.33%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Agency                                                          100.0%

FUND PROFILE
TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
Yield                                                             5.7%
Average Maturity                                               74 days
Average Quality                                               Treasury
Expense Ratio                                                   0.33%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Treasury                                                        100.0%

FINANCIAL STATEMENTS
MAY 31, 2000 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings on the last day of the reporting period, including each security's maturity date, coupon rate or yield to maturity at the time of purchase, and statement-date market value. Securities are grouped and subtotaled by type of instrument (U.S. government obligations, commercial paper, certificates of deposit, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value
(NAV) Per Share. Each fund's objective is to maintain a constant NAV of $1.00 per share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Virtually the entire amount of net assets consists of Paid in Capital (money invested by shareholders). Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day, and Accumulated Realized Gains (Losses) are very small because the fund seldom realizes any significant gains or losses on sales of securities.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE         MARKET
                                                                             MATURITY                  AMOUNT         VALUE*
PRIME MONEY MARKET FUND                                       YIELD**            DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.8%)
-----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                          6.28%        6/9/2000 (1)            $300,000    $   299,971
Federal Home Loan Bank                                         6.325%       6/12/2000 (1)             500,000        499,971
Federal Home Loan Bank                                         6.431%       6/28/2000 (1)             183,000        182,980
Federal Home Loan Bank                                          6.58%        2/9/2001                 250,000        250,000
Federal Home Loan Mortgage Corp.                               6.439%       6/22/2000 (1)             300,000        299,992
Federal National Mortgage Assn.                                6.015%        6/2/2000 (1)             500,000        499,943
Federal National Mortgage Assn.                                6.172%        6/4/2000 (1)             500,000        499,937
Federal National Mortgage Assn.                                 6.25%        6/7/2000 (1)             200,000        199,988
Federal National Mortgage Assn.                                6.338%       6/14/2000 (1)             715,000        714,945
Federal National Mortgage Assn.                                6.426%       6/21/2000 (1)             980,000        979,910
Federal National Mortgage Assn.                                6.428%       6/26/2000 (1)             930,000        929,906
Federal National Mortgage Assn.                                6.435%        6/7/2000 (1)             500,000        499,585
Federal National Mortgage Assn.                                6.435%       6/23/2000 (1)             710,000        709,974
Federal National Mortgage Assn.                                6.436%       6/28/2000 (1)             500,000        499,978
-----------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $7,067,080)                                                                                               7,067,080
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (46.4%)
-----------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (3.3%)
Bank One Corp.                                                 6.235%       7/11/2000                  50,000         49,659
Bank One Corp.                                                 6.298%       7/25/2000                 100,000         99,070
Bank One Corp.                                                 6.336%        8/1/2000                 150,000        148,417
Bank One Corp.                                                 6.424%        7/6/2000                  50,000         49,691
Bank One Corp.                                                 6.772%       8/21/2000                  50,000         49,251
Bank One Corp.                                                 6.774%       8/22/2000                  50,000         49,242
Citigroup                                                      6.387%        6/6/2000                 100,000         99,912
Citigroup                                                      6.388%        6/7/2000                 100,000         99,894
Citigroup                                                      6.478%       6/12/2000                 100,000         99,803
First Union Corp.                                              6.432%        6/8/2000                 150,000        149,813
Wells Fargo & Co.                                              6.419%        6/5/2000                 200,000        199,858
Wells Fargo & Co.                                              6.436%       6/13/2000                 100,000         99,787
Wells Fargo & Co.                                              6.513%        6/6/2000                 100,000         99,910
Wells Fargo & Co.                                              6.535%       6/14/2000                  50,000         49,883
Wells Fargo & Co.                                              6.535%       6/15/2000                 150,000        149,621
                                                                                                                 ------------
                                                                                                                   1,493,811
                                                                                                                 ------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE         MARKET
                                                                             MATURITY                  AMOUNT         VALUE*
                                                              YIELD**            DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
FINANCE--AUTO (9.5%)
BMW US Capital Corp.                                           6.383%        6/7/2000                $ 30,000    $    29,968
BMW US Capital Corp.                                           6.448%       6/19/2000                  50,000         49,840
BMW US Capital Corp.                                           6.533%       6/14/2000                  90,000         89,789
BMW US Capital Corp.                                           6.534%       6/15/2000                  80,670         80,466
Daimler-Chrysler NA Holding Corp.                              6.184%       6/20/2000                 100,000         99,679
Daimler-Chrysler NA Holding Corp.                              6.337%        6/6/2000                 100,000         99,913
Daimler-Chrysler NA Holding Corp.                              6.358%        6/7/2000                 400,000        399,577
Daimler-Chrysler NA Holding Corp.                              6.434%        6/8/2000                 150,000        149,813
Daimler-Chrysler NA Holding Corp.                              6.438%       6/12/2000                 250,000        249,511
Daimler-Chrysler NA Holding Corp.                              6.447%       6/13/2000                 150,000        149,680
Daimler-Chrysler NA Holding Corp.                              6.479%       7/11/2000                 100,000         99,289
Daimler-Chrysler NA Holding Corp.                              6.763%       8/21/2000                 100,000         98,504
Daimler-Chrysler NA Holding Corp.                              6.772%       8/28/2000                 100,000         98,372
Ford Motor Credit Co.                                          6.393%        6/7/2000                 350,000        349,629
Ford Motor Credit Co.                                          6.395%        6/8/2000                 400,000        399,505
Ford Motor Credit Co.                                          6.428%       6/12/2000                 650,000        648,731
General Motors Acceptance Corp.                                6.158%        6/5/2000                 200,000        199,865
General Motors Acceptance Corp.                                6.266%       7/19/2000                 200,000        198,267
General Motors Acceptance Corp.                                6.589%       7/18/2000                  50,000         49,576
General Motors Acceptance Corp.                                6.662%       7/25/2000                 100,000         99,015
General Motors Acceptance Corp.                                6.662%       7/26/2000                 200,000        197,993
General Motors Acceptance Corp.                                6.687%       7/31/2000                 100,000         98,902
General Motors Acceptance Corp.                                6.749%       8/15/2000                 100,000         98,617
General Motors Acceptance Corp.                                6.754%       8/22/2000                 150,000        147,731
New Center Asset Trust                                          6.18%        6/5/2000                  50,000         49,966
Toyota Motor Credit Corp.                                      6.191%       6/16/2000                  25,000         24,936
                                                                                                                 ------------
                                                                                                                   4,257,134
                                                                                                                 ------------
FINANCE--OTHER (17.4%)
American Express Credit Corp.                                  6.384%        6/8/2000                 200,000        199,753
American Express Credit Corp.                                  6.505%       6/14/2000                 200,000        199,533
Asset Securitization Cooperative Corp.                         6.043%        6/5/2000                 168,000        167,888
Asset Securitization Cooperative Corp.                         6.044%        6/6/2000                  31,000         30,974
Asset Securitization Cooperative Corp.                          6.31%       6/13/2000                  75,000         74,844
Asset Securitization Cooperative Corp.                         6.412%       6/19/2000                  58,000         57,816
Associates Corp. of North America                              6.358%        6/7/2000                  50,000         49,947
Associates Corp. of North America                              6.393%        6/8/2000                 100,000         99,876
Associates Corp. of North America                              6.444%        7/6/2000                 100,000         99,381
Associates Corp. of North America                              6.540%       6/19/2000                 100,000         99,675
Associates Corp. of North America                              6.541%       6/20/2000                 100,000         99,657
Caterpillar Financial Services Corp.                           6.555%       7/11/2000                  25,300         25,118
Centric Capital Corp.                                          6.193%       6/13/2000                  26,955         26,900
Centric Capital Corp.                                          6.244%       6/26/2000                  76,580         76,251
Centric Capital Corp.                                          6.481%       6/30/2000                  33,300         33,128
Centric Capital Corp.                                          6.567%        7/6/2000                  16,600         16,495
CIT Group Holdings Inc.                                        6.019%        6/1/2000                  50,000         50,000
CIT Group Holdings Inc.                                        6.194%       6/20/2000                 100,000         99,678
CIT Group Holdings Inc.                                        6.432%       6/19/2000                 100,000         99,681
CIT Group Holdings Inc.                                        6.474%        7/6/2000                  50,000         49,689
CIT Group Holdings Inc.                                        6.478%       7/10/2000                 100,000         99,307
CIT Group Holdings Inc.                                        6.503%        7/5/2000                 200,000        198,785
Delaware Funding                                               6.182%       6/22/2000                 141,683        141,169
Delaware Funding                                               6.188%       6/12/2000                  25,364         25,317
Delaware Funding                                               6.199%       6/20/2000                  76,047         75,800
Delaware Funding                                               6.204%       6/27/2000                  25,431         25,319
Delaware Funding                                               6.536%       6/15/2000                 148,172        147,797
Enterprise Funding Corp.                                       6.199%       6/20/2000                  22,375         22,303
Enterprise Funding Corp.                                       6.288%        6/5/2000                  63,094         63,050
Enterprise Funding Corp.                                       6.452%        6/8/2000                  35,980         35,935
Enterprise Funding Corp.                                       6.536%       6/15/2000                 157,085        156,688

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE         MARKET
                                                                             MATURITY                  AMOUNT         VALUE*
PRIME MONEY MARKET FUND                                       YIELD**            DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
Enterprise Funding Corp.                                       6.759%       8/14/2000                $ 40,332    $    39,781
General Electric Capital Corp.                                 6.159%        6/5/2000                 500,000        499,662
General Electric Capital Corp.                                 6.159%        6/6/2000                 200,000        199,831
General Electric Capital Corp.                                 6.272%       8/30/2000                 222,874        219,497
General Electric Capital Corp.                                  6.35%       6/16/2000                 250,000        249,344
General Electric Capital Corp.                                 6.353%       6/19/2000                 250,000        249,213
General Electric Capital Corp.                                 6.393%        6/7/2000                 200,000        199,788
General Electric Capital Corp.                                 6.762%       8/28/2000                  50,000         49,187
General Electric Capital International Funding Co.             6.424%        6/8/2000                 150,000        149,814
Household Finance Corp.                                        6.393%        6/7/2000                 150,000        149,841
International Business Machines Credit                         6.436%       6/12/2000                 379,525        378,783
Intrepid Funding                                               6.064%        6/8/2000                  40,768         40,721
Intrepid Funding                                               6.453%        7/5/2000                  27,113         26,950
Norwest Financial                                              6.184%       6/20/2000                 100,000         99,679
Park Avenue Receivable Corp.                                   6.171%       6/12/2000                 104,567        104,373
Park Avenue Receivable Corp.                                   6.283%        6/1/2000                  72,342         72,342
Preferred Receivables Funding Co.                              6.275%        6/9/2000                  89,525         89,401
Preferred Receivables Funding Co.                              6.309%       6/12/2000                  89,669         89,497
Preferred Receivables Funding Co.                              6.317%       6/13/2000                  47,362         47,263
Preferred Receivables Funding Co.                              6.408%       6/16/2000                 115,024        114,719
Preferred Receivables Funding Co.                              6.412%       6/19/2000                 146,550        146,084
Preferred Receivables Funding Co.                              6.432%        6/6/2000                  75,000         74,933
Preferred Receivables Funding Co.                              6.543%       6/21/2000                  30,590         30,480
Preferred Receivables Funding Co.                              6.546%       6/15/2000                 200,000        199,494
Private Export Funding Corp.                                   5.988%        6/1/2000                  50,000         50,000
Private Export Funding Corp.                                   5.992%        6/5/2000                  17,500         17,489
Private Export Funding Corp.                                   6.149%        6/9/2000                  10,100         10,086
Riverwoods Funding Corp.                                       6.195%       6/19/2000                 274,965        274,126
Riverwoods Funding Corp.                                       6.443%        6/7/2000                  13,000         12,986
Riverwoods Funding Corp.                                       6.553%       6/12/2000                 148,385        148,089
Three Rivers Funding                                           6.282%        6/1/2000                  12,596         12,596
Triple A One Funding Corp.                                     6.211%       6/14/2000                  24,212         24,158
Triple A One Funding Corp.                                     6.288%        6/5/2000                 139,338        139,239
Triple A One Funding Corp.                                      6.31%        6/8/2000                  95,188         95,071
Triple A One Funding Corp.                                     6.521%        6/1/2000                 166,497        166,497
Triple A One Funding Corp.                                     6.565%       6/15/2000                  61,788         61,631
Variable Funding Capital Corp.                                 6.178%        6/5/2000                 125,000        124,913
Variable Funding Capital Corp.                                 6.393%        7/5/2000                  50,000         49,702
Variable Funding Capital Corp.                                 6.424%        6/7/2000                 125,000        124,867
Variable Funding Capital Corp.                                 6.456%       6/12/2000                 250,000        249,510
Variable Funding Capital Corp.                                 6.565%       6/15/2000                  95,000         94,759
                                                                                                                 ------------
                                                                                                                   7,824,150
                                                                                                                 ------------
INDUSTRIAL (2.7%)
Bayer Corp.                                                    6.489%        7/7/2000                 150,000        149,037
Chevron Transport Co.                                          6.753%       8/17/2000                  20,000         19,716
Chevron U.K. Investment PLC                                    6.451%        6/8/2000                  25,000         24,969
E.I. du Pont de Nemours & Co.                                  6.447%       6/20/2000                  10,000          9,966
E.I. du Pont de Nemours & Co.                                  6.457%       6/27/2000                  50,000         49,769
E.I. du Pont de Nemours & Co.                                  6.458%       6/28/2000                  25,000         24,880
Emerson Electric Co.                                           6.381%       6/20/2000                  39,500         39,368
Equilon Enterprises LLC                                        6.160%        6/5/2000                  22,588         22,573
Glaxo Wellcome PLC                                             6.398%       6/12/2000                 110,400        110,185
Glaxo Wellcome PLC                                             6.515%       6/21/2000                  50,000         49,820
Glaxo Wellcome PLC                                              6.74%       8/15/2000                  50,000         49,309
International Business Machines Corp.                          6.435%       6/12/2000                  50,000         49,902
Lucent Technologies                                            6.479%        6/1/2000                  34,816         34,816
Motorola Credit                                                6.144%        6/2/2000                   3,960          3,959
Motorola Credit                                                 6.74%       8/23/2000                  78,888         77,682
Motorola Inc.                                                  6.175%       6/19/2000                  28,635         28,547
Motorola Inc.                                                  6.735%       8/15/2000                  20,000         19,724

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE         MARKET
                                                                             MATURITY                  AMOUNT         VALUE*
                                                              YIELD**            DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------

Pfizer Inc.                                                    6.503%       6/14/2000                $ 96,006    $    95,782
Procter & Gamble                                               6.141%        6/1/2000                  25,000         25,000
Procter & Gamble                                               6.142%        6/5/2000                 170,000        169,884
Procter & Gamble                                               6.421%        6/8/2000                  25,000         24,969
Procter & Gamble                                               6.541%       6/20/2000                  25,000         24,914
Wal Mart Stores Inc.                                           6.502%       6/13/2000                 102,000        101,780
                                                                                                                 ------------
                                                                                                                   1,206,551
                                                                                                                 ------------
INSURANCE (3.1%)
Aegon Funding Corp.                                            6.206%       8/14/2000                  50,000         49,381
Aegon Funding Corp.                                            6.243%        6/1/2000                 112,500        112,500
Aegon Funding Corp.                                            6.375%       9/18/2000                 135,000        132,474
Aegon Funding Corp.                                            6.384%       9/15/2000                  96,388         94,631
Aegon Funding Corp.                                            6.413%        6/7/2000                  21,500         21,477
Aegon Funding Corp.                                            6.424%        7/7/2000                  23,400         23,251
Aegon Funding Corp.                                            6.515%       6/14/2000                  50,000         49,883
Aegon Funding Corp.                                            6.524%        6/6/2000                  18,000         17,984
Aegon Funding Corp.                                            6.535%       6/15/2000                  67,000         66,831
Aegon Funding Corp.                                            6.731%       8/16/2000                 203,000        200,163
Aegon Funding Corp.                                            6.741%       8/17/2000                  50,000         49,291
Aegon Funding Corp.                                            6.761%       8/22/2000                  28,000         27,576
Marsh USA Inc.                                                  6.49%       7/18/2000                  14,220         14,101
Marsh USA Inc.                                                 6.491%       7/19/2000                  21,000         20,821
Metlife Funding Inc.                                           6.392%        6/6/2000                  40,208         40,172
Metlife Funding Inc.                                           6.727%       8/10/2000                  25,377         25,050
Prudential Funding                                             6.304%       7/24/2000                 150,000        148,631
Prudential Funding                                             6.304%       7/25/2000                 150,000        148,605
Teacher Insurance & Annuity Assoc. of America                  6.382%        6/6/2000                  40,000         39,965
Teacher Insurance & Annuity Assoc. of America                  6.527%        6/8/2000                  19,808         19,783
USAA Capital Corp.                                             6.741%       8/15/2000                  52,900         52,169
USAA Capital Corp.                                             6.745%       8/18/2000                  16,000         15,770
                                                                                                                 ------------
                                                                                                                   1,370,509
                                                                                                                 ------------
UTILITIES (2.2%)
Bell Atlantic Financial Services                               6.503%        7/7/2000                  25,000         24,839
Bell Atlantic Financial Services                               6.506%       7/10/2000                  16,000         15,889
Bell Atlantic Financial Services                               6.515%        7/3/2000                  48,500         48,222
Bell Atlantic Financial Services                               6.517%        7/5/2000                  50,000         49,695
Bell Atlantic Financial Services                               6.518%        7/6/2000                  49,500         49,190
Bell Atlantic Financial Services                               6.524%       7/11/2000                  50,000         49,642
Bell Atlantic Financial Services                               6.526%       7/12/2000                  40,000         39,706
Bell Atlantic Financial Services                               6.679%       7/26/2000                  14,000         13,859
BellSouth Capital Funding Corp.                                6.419%        6/6/2000                 100,000         99,911
National Rural Utilities                                       6.744%       8/22/2000                  92,000         90,609
SBC Communications Inc.                                        6.146%        6/6/2000                  25,000         24,979
SBC Communications Inc.                                        6.345%       6/12/2000                  22,860         22,816
SBC Communications Inc.                                        6.346%       6/13/2000                   2,850          2,844
SBC Communications Inc.                                        6.361%       6/26/2000                 100,000         99,563
SBC Communications Inc.                                        6.393%        7/6/2000                 150,000        149,078
SBC Communications Inc.                                        6.428%       7/10/2000                  90,775         90,151
SBC Communications Inc.                                        6.429%       7/11/2000                  50,000         49,647
SBC Communications Inc.                                        6.463%       6/27/2000                  10,635         10,586
SBC Communications Inc.                                        6.736%       8/16/2000                  50,000         49,300
                                                                                                                 ------------
                                                                                                                     980,526
                                                                                                                 ------------
FOREIGN BANKS (2.8%)
Abbey National North America                                   6.253%       8/15/2000                 110,000        108,614
ABN-AMRO North America Finance Inc.                            6.123%       7/13/2000                 100,000         99,307
Bayerische Landesbank Girozentrale                             6.365%       6/29/2000                 190,700        189,766
CBA (Delaware) Finance Inc.                                    6.746%       8/21/2000                 150,000        147,762
CBA (Delaware) Finance Inc.                                    6.754%       8/23/2000                  65,000         64,005
Halifax PLC                                                    6.206%        8/9/2000                 100,000         98,846
Halifax PLC                                                    6.316%        6/5/2000                 100,000         99,930

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE         MARKET
                                                                             MATURITY                  AMOUNT         VALUE*
PRIME MONEY MARKET FUND                                       YIELD**            DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
Halifax PLC                                                    6.505%        6/7/2000                $250,000    $   249,730
Westpac Trust                                                  6.746%       8/21/2000                 200,000        197,017
                                                                                                                 ------------
                                                                                                                   1,254,977
                                                                                                                 ------------
CANADIAN GOVERNMENT--NATIONAL & PROVINCIAL
Province of British Columbia                                   6.183%       6/16/2000                  31,000         30,921
                                                                                                                 ------------
OTHER FOREIGN GOVERNMENT (1.8%)
Caisse Damortissement de la Dette Sociale                      6.078%        7/7/2000                 100,000         99,410
Caisse des Depots et Consignations                             6.391%        6/5/2000                 100,000         99,929
Caisse des Depots et Consignations                             6.531%       6/12/2000                  80,709         80,549
Caisse des Depots et Consignations                             6.729%       8/23/2000                 300,000        295,428
Electricite de France                                          6.509%       6/16/2000                  20,000         19,946
Electricite de France                                          6.515%       6/21/2000                  50,000         49,820
KFW International Finance Inc.                                  6.41%        6/6/2000                  50,000         49,956
KFW International Finance Inc.                                 6.414%        6/8/2000                  20,000         19,975
Oesterreichische Kontrollbank                                  6.397%       6/16/2000                  32,375         32,289
Oesterreichische Kontrollbank                                  6.471%        7/5/2000                  47,800         47,511
                                                                                                                 ------------
                                                                                                                     794,813
                                                                                                                 ------------
FOREIGN UTILITIES (3.6%)
British Telecommunications PLC                                 6.152%        6/9/2000                  50,000         49,933
British Telecommunications PLC                                 6.233%        8/8/2000                  50,000         49,429
British Telecommunications PLC                                 6.236%       7/12/2000                 189,310        187,986
British Telecommunications PLC                                 6.238%        8/2/2000                  47,500         47,005
British Telecommunications PLC                                 6.239%        8/3/2000                 100,000         98,940
British Telecommunications PLC                                 6.239%       8/14/2000                  50,000         49,378
British Telecommunications PLC                                 6.240%        8/7/2000                  50,000         49,437
British Telecommunications PLC                                 6.381%       6/19/2000                 100,000         99,684
British Telecommunications PLC                                 6.389%       6/13/2000                 100,000         99,788
British Telecommunications PLC                                 6.427%       7/10/2000                 194,400        193,063
British Telecommunications PLC                                 6.469%      10/30/2000                  75,000         73,059
British Telecommunications PLC                                 6.472%      10/10/2000                 100,000         97,718
British Telecommunications PLC                                 6.476%      10/12/2000                 136,250        133,087
France Telecom                                                 6.157%        6/2/2000                  21,542         21,538
France Telecom                                                 6.163%        6/8/2000                  32,553         32,515
France Telecom                                                 6.174%       6/19/2000                 100,000         99,696
France Telecom                                                 6.176%       6/20/2000                 100,000         99,679
France Telecom                                                 6.307%        6/5/2000                  23,705         23,688
France Telecom                                                 6.753%       8/23/2000                  32,504         32,006
Telstra Corp.                                                  6.240%        7/6/2000                  30,000         29,821
Telstra Corp.                                                  6.245%       7/11/2000                  58,996         58,593
                                                                                                                 ------------
                                                                                                                   1,626,043
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (COST $20,839,435)                                                                                             20,839,435
-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (25.3%)
-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BANKS (1.7%)
State Street Bank & Trust                                       6.35%        6/6/2000                 150,000        150,000
State Street Bank & Trust                                       6.42%       6/12/2000                 100,000        100,000
State Street Bank & Trust                                       6.75%       8/30/2000                  50,000         50,000
State Street Bank & Trust                                       6.75%       8/29/2000                 100,000        100,000
U.S. Bank N.A.                                                  6.64%        6/2/2000 (1)             385,000        385,000
                                                                                                                 ------------
                                                                                                                     785,000
                                                                                                                 ------------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (23.6%)
ABN-AMRO Bank                                                   6.47%       1/18/2001                  50,000         49,985
ABN-AMRO Bank                                                   6.51%       1/22/2001                 100,000         99,969
ABN-AMRO Bank                                                   6.69%        2/7/2001                 200,000        199,935
ABN-AMRO Bank                                                  6.695%        6/2/2000                 200,000        199,984
ABN-AMRO Bank                                                  7.375%       5/30/2001                 250,000        249,918
Bank of Montreal                                                6.15%       6/19/2000                 300,000        300,000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE         MARKET
                                                                             MATURITY                  AMOUNT         VALUE*
                                                              YIELD**            DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
Bank of Montreal                                                6.19%       6/26/2000                $200,000    $   200,000
Bank of Montreal                                                6.30%        6/1/2000                 150,000        150,000
Bank of Montreal                                                6.43%       6/12/2000                 200,000        200,000
Bank of Montreal                                                6.51%       6/15/2000                 150,000        150,000
Bank of Nova Scotia                                             6.75%       8/23/2000                 100,000        100,000
Barclays Bank PLC                                               6.65%        6/2/2000 (1)             200,000        199,997
Barclays Bank PLC                                               6.67%        2/8/2001                 100,000         99,967
Barclays Bank PLC                                               6.68%       2/12/2001                 200,000        199,933
Barclays Bank PLC                                               6.69%       2/12/2001                 200,000        199,947
Bayerische Hypo und Vereinsbank AG                              6.50%        7/5/2000                 200,000        200,000
Bayerische Hypo und Vereinsbank AG                              6.75%       8/17/2000                 100,000        100,000
Canadian Imperial Bank of Commerce                              6.19%       6/19/2000                 250,000        250,000
Canadian Imperial Bank of Commerce                              6.32%       7/26/2000                  50,000         50,000
Canadian Imperial Bank of Commerce                              6.63%        8/8/2000                  53,000         52,988
Canadian Imperial Bank of Commerce                              6.75%       8/24/2000                 200,000        200,000
Credit Agricole Indosuez                                        6.20%       6/26/2000                 200,000        200,000
Credit Agricole Indosuez                                        6.75%       8/24/2000                 200,000        200,000
Credit Communal de Belgique SA                                  6.39%        6/8/2000                 200,000        200,000
Deutsche Bank                                                   6.40%        6/8/2000                 700,000        700,000
Deutsche Bank                                                   6.45%       6/19/2000                 300,000        300,000
Deutsche Bank                                                   6.75%       8/21/2000                 130,000        130,000
Deutsche Bank                                                   6.75%       8/22/2000                  70,000         70,000
Dexia Bank                                                      6.75%       8/24/2000                 200,000        200,000
Dexia Bank                                                      6.75%       8/28/2000                 100,000        100,000
Dresdner Bank                                                   6.21%       6/26/2000                 100,000        100,000
Dresdner Bank                                                   6.36%        6/6/2000                 500,000        500,000
Dresdner Bank                                                   6.43%       6/12/2000                 100,000        100,000
Dresdner Bank                                                   6.50%       6/15/2000                 300,000        300,000
Landesbank Baden-Wurttemberg                                    6.75%       8/21/2000                 500,000        500,000
Lloyds Bank                                                     6.56%       7/11/2000                 150,000        150,000
Lloyds Bank                                                     6.67%        2/8/2001                 190,000        189,938
Lloyds Bank                                                     6.87%        4/2/2001                  95,000         94,977
Lloyds Bank                                                     7.29%       5/16/2001                  95,000         94,991
Lloyds Bank                                                     7.38%       5/30/2001                 250,000        249,930
Rabobank Nederlanden                                            6.47%       1/18/2001                 300,000        299,910
Rabobank Nederlanden                                            6.53%       1/18/2001                 100,000         99,968
Rabobank Nederlanden                                            6.66%        2/5/2001                 200,000        199,935
Rabobank Nederlanden                                           6.675%       2/14/2001                 100,000         99,966
Rabobank Nederlanden                                            6.69%        2/7/2001                 100,000         99,967
Rabobank Nederlanden                                            7.05%        5/2/2001                 100,000         99,974
Rabobank Nederlanden                                            7.08%        5/3/2001                 299,500        299,422
Rabobank Nederlanden                                            7.29%       5/16/2001                 100,000         99,991
UBS AG                                                          6.53%       1/18/2001                 400,000        399,874
UBS AG                                                          6.85%       3/28/2001                 200,000        199,938
UBS AG                                                          6.88%       3/29/2001                 200,000        199,937
UBS AG                                                          6.88%       4/30/2001                 300,000        299,948
UBS AG                                                          6.95%        5/1/2001                  75,000         74,935
Westdeutsche Landesbank                                         6.17%       6/21/2000                 200,000        200,000
Westdeutsche Landesbank                                         6.19%       6/19/2000                 100,000        100,000
                                                                                                                 ------------
                                                                                                                  10,606,224
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $11,391,224)                                                                                             11,391,224
-----------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (4.4%)
-----------------------------------------------------------------------------------------------------------------------------
Abbey National PLC                                              7.42%       5/21/2001                  57,000         57,008
Barclays Bank PLC                                               6.10%        6/7/2000                  67,000         67,000
Barclays Bank PLC                                               6.46%      10/16/2000                 200,000        200,000
Bayerische Hypo und Vereinsbank AG                              6.48%        7/5/2000                 300,000        300,000
Bayerische Landesbank Girozentrale                              6.33%       9/18/2000                  51,000         51,000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE         MARKET
                                                                             MATURITY                  AMOUNT         VALUE*
PRIME MONEY MARKET FUND                                       YIELD**            DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale                              6.34%       7/31/2000                $150,000    $   150,000
Bayerische Landesbank Girozentrale                              6.76%       8/23/2000                  50,000         50,001
Halifax PLC                                                     6.44%      10/16/2000                 100,000        100,004
Halifax PLC                                                     6.75%       8/21/2000                  90,000         90,000
Halifax PLC                                                     6.75%       8/25/2000                 200,000        200,000
Halifax PLC                                                     6.78%        9/1/2000                 100,000        100,000
Landesbank Baden-Wurttemberg                                    6.77%       8/22/2000                  50,000         50,002
Landesbank Baden-Wurttemberg                                    6.77%       8/24/2000                  42,000         41,999
Landesbank Hessen-Thueringen                                    6.75%       8/21/2000                 500,000        500,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (COST $1,957,014)                                                                                               1,957,014
-----------------------------------------------------------------------------------------------------------------------------
OTHER NOTES (8.7%)
-----------------------------------------------------------------------------------------------------------------------------
Abbey National Treasury Services                                6.48%       1/18/2001                  97,000         96,971
Abbey National Treasury Services                                6.52%       1/22/2001                 100,000         99,969
Abbey National Treasury Services                                6.67%        2/5/2001                 100,000         99,968
Abbey National Treasury Services                                6.69%        2/7/2001                 200,000        199,935
Associates Corp. of North America                               6.54%       6/29/2000 (1)             500,000        499,977
Bank of America N.T.S.A                                         6.30%      10/10/2000                  95,000         94,953
Bank of America National Association                            6.71%        2/8/2001                 350,000        350,000
Bank of America National Association                            6.72%        2/5/2001                 100,000        100,000
Bank of America National Association                            6.75%       8/15/2000                 200,000        200,000
Bank of America National Association                            7.32%       5/16/2001                 200,000        200,000
Bank of America National Association                            7.40%       5/25/2001                 100,000        100,000
Bank One N.A.                                                   6.17%       6/21/2000                 200,000        200,000
Bank One N.A.                                                   6.75%       8/15/2000                 100,000        100,000
Bank One N.A.                                                   6.75%       8/16/2000                 200,000        200,000
Bank One N.A.                                                   6.75%       8/17/2000                 100,000        100,000
Dakota Certificate (Citibank Credit Card Master Trust)         6.237%       6/19/2000                  65,000         64,799
Dakota Certificate (Citibank Credit Card Master Trust)         6.288%        6/5/2000                  75,000         74,948
Dakota Certificate (Citibank Credit Card Master Trust)         6.304%        6/2/2000                 100,000         99,983
Dakota Certificate (Citibank Credit Card Master Trust)         6.316%        6/5/2000                  50,000         49,965
Dakota Certificate (Citibank Credit Card Master Trust)         6.317%        6/5/2000                 100,000         99,930
Dakota Certificate (Citibank Credit Card Master Trust)         6.326%       7/14/2000                  50,000         49,627
Dakota Certificate (Citibank Credit Card Master Trust)         6.356%        6/6/2000                  50,000         49,956
Dakota Certificate (Citibank Credit Card Master Trust)         6.358%        6/6/2000                  65,100         65,043
Dakota Certificate (Citibank Credit Card Master Trust)          6.44%       6/12/2000                  92,000         91,820
Dakota Certificate (Citibank Credit Card Master Trust)         6.544%       6/13/2000                  25,000         24,946
Dakota Certificate (Citibank Credit Card Master Trust)          6.57%       6/19/2000                  75,000         74,755
Fifth Third Bank                                                6.54%       6/19/2000                 500,000        500,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
   (COST $3,887,545)                                                                                               3,887,545
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
   (COST $45,142,298)                                                                                             45,142,298
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
-----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 556,311
Liabilities                                                                                                         (817,147)
                                                                                                                  -----------
                                                                                                                    (260,836)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                $44,881,462
-----------------------------------------------------------------------------------------------------------------------------

 *  See Note A in Notes to Financial Statements.

** Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

-------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT
                                                                                                             (000)
-------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                       $44,882,050
 Undistributed Net Investment Income                                                                            --
 Accumulated Net Realized Losses                                                                              (588)
-------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                            $44,881,462
===================================================================================================================

 Investor Shares--Net Assets applicable to 43,051,221,720 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                    $43,050,666
-------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                  $1.00
===================================================================================================================

 Institutional Shares--Net Assets applicable to 1,830,824,684 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                     $1,830,796
-------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                             $1.00
===================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE          MARKET
                                                                                MATURITY            AMOUNT          VALUE*
FEDERAL MONEY MARKET FUND                                       YIELD**             DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (85.6%)
----------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                       6.346%            1/11/2001        $ 25,000         $ 24,070
Federal Home Loan Bank                                         6.049%             6/9/2000          81,495           81,387
Federal Home Loan Bank                                          6.05%            11/3/2000         250,000          249,943
Federal Home Loan Bank                                  6.065%-6.392%            6/14/2000         171,071          170,687
Federal Home Loan Bank                                         6.071%            6/21/2000         100,000           99,668
Federal Home Loan Bank                                         6.325%            1/12/2001         152,265          146,603
Federal Home Loan Bank                                         6.386%            6/28/2000         125,000          124,404
Federal Home Loan Bank                                          6.62%             6/2/2000(1)      175,000          174,970
Federal Home Loan Bank                                          6.63%             6/2/2000(1)       15,000           14,996
Federal Home Loan Mortgage Corp.                                5.00%            2/15/2001          60,000           59,423
Federal Home Loan Mortgage Corp.                               5.731%             8/1/2000          30,000           29,724
Federal Home Loan Mortgage Corp.                               6.192%            7/20/2000         200,000          198,339
Federal Home Loan Mortgage Corp.                               6.347%            6/27/2000          14,575           14,509
Federal Home Loan Mortgage Corp.                               6.399%            6/20/2000(1)      250,000          249,828
Federal Home Loan Mortgage Corp.                               6.401%            6/20/2000         200,000          199,328
Federal Home Loan Mortgage Corp.                        6.442%-6.443%            6/13/2000         350,000          349,252
Federal Home Loan Mortgage Corp.                        6.443%-6.456%             7/5/2000         486,000          483,070
Federal Home Loan Mortgage Corp.                         6.505%-6.51%            7/11/2000         360,000          357,423
Federal National Mortgage Assn.                                 6.25%             6/7/2000(1)      100,000           99,994
Federal National Mortgage Assn.                                6.338%            6/14/2000(1)      135,000          134,990
Federal National Mortgage Assn.                                6.345%             2/2/2001         150,000          149,892
Federal National Mortgage Assn.                          6.464%-6.47%             8/3/2000         350,000          346,103
Federal National Mortgage Assn.                                6.611%            8/11/2000         140,000          138,205
Federal National Mortgage Assn.                                 6.63%             6/7/2000(1)      490,000          489,594
Federal National Mortgage Assn.                                 7.26%            5/24/2001         200,000          200,000
Overseas Private Investment Corp. (U.S. Government Guaranteed)  6.10%            6/15/2000(1)       21,146           21,146
-----------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $4,607,548)                                                                                               4,607,548
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (23.1%)
-----------------------------------------------------------------------------------------------------------------------------
Bank of America N.A.
(Dated 5/31/2000, Repurchase Value $500,091,000
  Collateralized by Federal National Mortgage Assn.
  6.00%, 10/1/2013)                                             6.52%             6/1/2000         500,000          500,000
Bear Stearns & Co.
(Dated 5/12/2000, Repurchase Value $252,009,000
  Collateralized by Federal National Mortgage Assn.
  5.50%-8.00%, 12/1/2018-12/1/2029)                             6.43%            6/26/2000         250,000          250,000
Bear Stearns & Co.
(Dated 5/17/2000, Repurchase Value $90,644,000
  Collateralized by Federal Home Loan Mortgage Corp.
  6.50%, 2/1/2029; Federal National Mortgage Assn.
  5.50%-6.50%, 11/1/2013-5/1/2028)                              6.44%            6/26/2000          90,000           90,000
Bear Stearns & Co.
(Dated 5/16/2000, Repurchase Value $100,611,000
  Collateralized by Federal National Mortgage Assn.
  6.0%, 9/1/2029)                                               6.47%            6/19/2000         100,000          100,000
Bear Stearns & Co.
(Dated 5/15/2000, Repurchase Value $100,810,000
  Collateralized by Federal Home Loan Mortgage Corp.
  6.50%, 2/1/2029; Federal National Mortgage Assn.
  6.50%, 5/1/2028)                                              6.48%            6/29/2000         100,000          100,000

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE          MARKET
                                                                                MATURITY            AMOUNT          VALUE*
                                                                YIELD**             DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------------------

Goldman Sachs & Co.
(Dated 5/17/2000, Repurchase Value $201,439,000
  Collateralized by Federal National Mortgage Assn.
  6.00%, 2/1/2029-6/1/2029)                                    6.475%           6/26/2000        $ 200,000        $ 200,000
PaineWebber
(Dated 5/31/2000, Repurchase Value $6,143,000
  Collateralized by U.S. Treasury Note
  14.25%, 2/15/2002)                                           6.33%             6/1/2000            6,142            6,142
----------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
  (COST $1,246,142)                                                                                               1,246,142
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.7%)
  (COST $5,853,690)                                                                                               5,853,690
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.7%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 43,321
Payables for Investment Securities Purchased                                                                       (489,594)
Other Liabilities                                                                                                   (22,569)
                                                                                                                 -----------
                                                                                                                   (468,842)

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable to 5,384,909,384 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                               $5,384,848
============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                             $1.00
============================================================================================================================

  * See Note A in Notes to Financial Statements.
 ** Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1) Adjustable Rate Note.

----------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    AMOUNT              PER
                                                                                                     (000)            Share
----------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                $5,384,939            $1.00
 Undistributed Net Investment Income                                                                    --               --
 Accumulated Net Realized Losses                                                                       (91)              --
----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                     $5,384,848            $1.00
============================================================================================================================

---------------------------------------------------------------------------------------------------
                                                                          FACE          MARKET
                                                           MATURITY       AMOUNT         VALUE*
Treasury Money Market Fund                    YIELD**          DATE        (000)          (000)
---------------------------------------------------------------------------------------------------

U.S.GOVERNMENT OBLIGATIONS (108.2%)
---------------------------------------------------------------------------------------------------
U.S. Treasury Bill                      4.50%-5.757%         6/1/2000    $ 371,679      $  371,678
U.S. Treasury Bill                     5.595%-5.799%         6/8/2000      411,732         411,276
U.S. Treasury Bill                     5.608%-5.692%         8/3/2000       41,551          41,142
U.S. Treasury Bill                     5.622%-6.103%        8/10/2000      294,367         290,985
U.S. Treasury Bill                     5.665%-5.777%         7/6/2000       52,027          51,739
U.S. Treasury Bill                     5.752%-5.922%        8/24/2000      322,592         318,224
U.S. Treasury Bill                     5.783%-5.799%        7/13/2000      204,395         203,036
U.S. Treasury Bill                     5.819%-5.845%        8/31/2000      385,000         379,405
U.S. Treasury Bill                      6.03%-6.175%        8/17/2000      611,912         603,958
U.S. Treasury Bill                            6.039%         9/7/2000        4,421           4,350
U.S. Treasury Note                             4.00%       10/31/2000       80,000          79,196
U.S. Treasury Note                             4.50%        9/30/2000      428,000         425,417
U.S. Treasury Note                            5.125%        8/31/2000      350,000         349,056
U.S. Treasury Note                            5.375%        7/31/2000      183,910         183,732
U.S. Treasury Note                             6.00%        8/15/2000      290,164         290,152
U.S. Treasury Note                            6.125%        9/30/2000      190,000         189,727
U.S. Treasury Note                             6.25%        8/31/2000      290,000         289,950
---------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $4,483,023)                                                                      4,483,023
---------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.2%)
---------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                        60,770
Payables for Investment Securities Purchased                                              (379,405)
Other Liabilities                                                                          (21,316)
                                                                                       ------------
                                                                                          (339,951)

---------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------
Applicable to 4,142,843,690 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                      $4,143,072
===================================================================================================

NET ASSET VALUE PER SHARE                                                                    $1.00
===================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

---------------------------------------------------------------------------------------------------
 AT MAY 31, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------
                                                                                AMOUNT        PER
                                                                                 (000)      Share
---------------------------------------------------------------------------------------------------
 Paid in Capital                                                           $4,142,863       $1.00
 Undistributed Net Investment Income                                               --          --
 Accumulated Net Realized Gains                                                   209          --
---------------------------------------------------------------------------------------------------
 NET ASSETS                                                                $4,143,072       $1.00
===================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. Expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal and Unrealized Appreciation (Depreciation) should be zero.


------------------------------------------------------------------------------------------------------------------
                                                                        PRIME         FEDERAL      TREASURY
                                                                 MONEY MARKET    MONEY MARKET  MONEY MARKET
                                                                         FUND            FUND          FUND
                                                              ----------------------------------------------------
                                                                           SIX MONTHS ENDED MAY 31, 2000
                                                              ----------------------------------------------------
                                                                         (000)          (000)         (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                         $1,313,766       $158,179      $123,444
                                                               ---------------------------------------------------
    Total Income                                                    1,313,766        158,179       123,444
                                                               ---------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                        2,511            313           272
    Management and Administrative--Investor Shares                     61,285          7,827         6,515
    Management and Administrative--Institutional Shares*                1,100             --            --
    Marketing and Distribution--Investor Shares                         4,125            539           474
    Marketing and Distribution--Institutional Shares*                     173             --            --
  Custodian Fees                                                          350             44            40
  Auditing Fees                                                            14              5             5
  Shareholders' Reports--Investor Shares                                  510             70            60
  Shareholders' Reports--Institutional Shares*                              2             --            --
  Trustees' Fees and Expenses                                              26              3             3
                                                               ---------------------------------------------------
    Total Expenses                                                     70,096          8,801         7,369
    Expenses Paid Indirectly--Note C                                       --             (1)           (1)
                                                               ---------------------------------------------------
    Net Expenses                                                       70,096          8,800         7,368
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               1,243,670        149,379       116,076
------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                          (527)          (180)         (159)
------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                    --             --            --
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $1,243,143       $149,199      $115,917
==================================================================================================================

*The Federal and Treasury Money Market Funds do not offer Institutional Shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Dividends from Net Investment Income generally equal the net income earned as shown under the Operations section. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. Dividends and Capital Share Transactions are shown separately for each class of shares.

------------------------------------------------------------------------------------------
                                                                  PRIME MONEY MARKET FUND
                                                               ---------------------------
                                                              SIX MONTHS              YEAR
                                                                   ENDED             ENDED
                                                            MAY 31, 2000     NOV. 30, 1999
                                                                   (000)             (000)
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                     $  1,243,670      $  1,865,313
  Realized Net Gain (Loss)                                          (527)              462
  Unrealized Appreciation (Depreciation)                              --                --
                                                            -------------------------------
    Net Increase in Net Assets Resulting from Operations       1,243,143         1,865,775
                                                            -------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME

  Investor Shares                                             (1,188,829)       (1,797,001)
  Institutional Shares                                           (54,841)          (68,312)
                                                            --------------------------------
    Total Dividends                                           (1,243,670)       (1,865,313)
                                                            --------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES (AT $1.00)
  Issued                                                      35,018,433        50,885,818
  Issued in Lieu of Cash Distributions                         1,143,919         1,727,975
  Redeemed                                                   (32,541,575)      (46,916,245)
                                                            --------------------------------
    Net Increase--Investor Shares                              3,620,777         5,697,548
                                                            --------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES (AT $1.00)
  Issued                                                       2,258,339         3,264,695
  Issued in Lieu of Cash Distributions                            43,954            62,112
  Redeemed                                                    (2,247,265)       (2,693,960)
                                                            --------------------------------
    Net Increase--Institutional Shares                            55,028           632,847
--------------------------------------------------------------------------------------------
  Total Increase                                               3,675,278         6,330,857
--------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                         41,206,184        34,875,327
                                                            --------------------------------
  End of Period                                              $44,881,462       $41,206,184
============================================================================================


----------------------------------------------------------------------------------------------------
                                        FEDERAL MONEY MARKET FUND       TREASURY MONEY MARKET FUND
----------------------------------------------------------------------------------------------------
                                        SIX MONTHS             YEAR     SIX MONTHS            YEAR
                                             ENDED            ENDED          ENDED           ENDED
                                      MAY 31, 2000    NOV. 30, 1999   MAY 31, 2000   NOV. 30, 1999
                                             (000)            (000)          (000)           (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                  $ 149,379      $   228,431    $   116,076     $   191,010
  Realized Net Gain (Loss)                    (180)             159           (159)            292
  Unrealized Appreciation (Depreciation)        --               --             --              --
                                         -----------------------------------------------------------
    Net Increase in Net Assets
      Resulting from Operations             149,199         228,590        115,917         191,302
                                         -----------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME       (149,379)       (228,431)      (116,076)       (191,010)
                                         -----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (AT $1.00)
  Issued                                  2,894,387       4,831,291      2,767,955       4,821,379
  Issued in Lieu of Cash Distributions      144,324         220,153        110,939         183,629
  Redeemed                               (2,896,877)     (4,071,311)    (3,328,277)     (4,354,937)
                                         -----------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions            141,834         980,133       (449,383)        650,071
----------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                 141,654         980,292       (449,542)        650,363
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                     5,243,194       4,262,902      4,592,614       3,942,251
                                         -----------------------------------------------------------
  End of Period                          $5,384,848     $ 5,243,194     $4,143,072      $4,592,614
====================================================================================================

FINANCIAL HIGHLIGHTS

Each fund's objective is to maintain a constant NAV of $1.00 per share by distributing all of its income and avoiding capital gains or losses. The financial highlights table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets for each fund or class of shares. These data will help you assess the variability of net income returns from year to year and how much it costs to operate the fund.


---------------------------------------------------------------------------------------------------------
                                                           PRIME MONEY MARKET FUND INVESTOR SHARES
                                                                    YEAR ENDED NOVEMBER 30,
                                                           ----------------------------------------------
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                      MAY 31, 2000   1999     1998     1997     1996      1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $1.00  $1.00    $1.00    $1.00    $1.00     $1.00
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .029   .049     .053     .053     .052      .057
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    --     --       --       --       --        --
                                                --------------------------------------------------------
    Total from Investment Operations                .029   .049     .053     .053     .052      .057
                                                --------------------------------------------------------
DISTRIBUTIONS

  Dividends from Net Investment Income             (.029) (.049)   (.053)   (.053)   (.052)    (.057)

  Distributions from Realized Capital Gains           --     --       --       --       --        --
                                                --------------------------------------------------------
    Total Distributions                            (.029) (.049)   (.053)   (.053)   (.052)    (.057)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $1.00  $1.00    $1.00    $1.00    $1.00     $1.00
========================================================================================================

TOTAL RETURN                                       2.89%  4.97%    5.42%    5.41%    5.31%     5.82%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $43,051 $39,430  $33,732  $26,480  $22,218   $18,764
  Ratio of Total Expenses to
    Average Net Assets                            0.33%*   0.33%    0.33%    0.32%    0.32%     0.32%
  Ratio of Net Investment Income to
    Average Net Assets                            5.70%*   4.85%    5.28%    5.28%    5.18%     5.64%
========================================================================================================


*Annualized.


-------------------------------------------------------------------------------------------------------------------------
                                                                 PRIME MONEY MARKET FUND INSTITUTIONAL SHARES
                                                                      YEAR ENDED NOVEMBER 30,
                                                           --------------------------------------------------------------
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED                                            OCT. 28* TO
THROUGHOUT EACH PERIOD                               MAY 31, 2000        1999     1998    1997      1996   NOV. 30, 1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00       $1.00    $1.00   $1.00     $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .029        .050     .055    .054      .054            .005
  Net Realized and Unrealized Gain (Loss)
    on Investments                                             --          --       --      --        --              --
                                                         ----------------------------------------------------------------
    Total from Investment Operations                         .029        .050     .055    .054      .054            .005
                                                         ----------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.029)      (.050)   (.055)  (.054)    (.054)          (.005)

  Distributions from Realized Capital Gains                    --          --       --      --    --    --
                                                         ----------------------------------------------------------------
    Total Distributions                                     (.029)      (.050)   (.055)  (.054)    (.054)          (.005)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $1.00       $1.00    $1.00   $1.00     $1.00           $1.00
=========================================================================================================================

TOTAL RETURN                                                2.98%       5.15%    5.61%   5.59%     5.49%           0.53%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $1,831      $1,776   $1,143    $951      $910            $793
  Ratio of Total Expenses to
    Average Net Assets                                    0.15%**       0.15%    0.15%   0.15%     0.15%         0.15%**
  Ratio of Net Investment Income to
    Average Net Assets                                    5.88%**       5.04%    5.46%   5.44%     5.35%         5.65%**
=========================================================================================================================

 *Inception.
**Annualized.

-----------------------------------------------------------------------------------------------------------------
                                                                                FEDERAL MONEY MARKET FUND
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                       ------------------------------------------
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                              MAY 31, 2000        1999    1998    1997    1996      1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00       $1.00   $1.00   $1.00   $1.00     $1.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .028        .048    .052    .052    .051      .056
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            --          --      --      --      --        --
                                                        ---------------------------------------------------------
    Total from Investment Operations                        .028        .048    .052    .052    .051      .056
                                                        ---------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.028)      (.048)  (.052)  (.052)  (.051)    (.056)

  Distributions from Realized Capital Gains                   --          --      --      --      --        --
                                                        ---------------------------------------------------------
    Total Distributions                                    (.028)      (.048)  (.052)  (.052)  (.051)    (.056)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00       $1.00   $1.00   $1.00   $1.00     $1.00
=================================================================================================================

TOTAL RETURN                                               2.84%       4.89%   5.35%   5.35%   5.26%     5.77%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $5,385      $5,243  $4,263  $3,495  $3,100    $2,637
  Ratio of Total Expenses to
    Average Net Assets                                    0.33%*       0.33%   0.33%   0.32%   0.32%     0.32%
  Ratio of Net Investment Income to
    Average Net Assets                                    5.59%*       4.79%   5.21%   5.22%   5.13%     5.61%
=================================================================================================================


*Annualized.

-----------------------------------------------------------------------------------------------------------------
                                                                                TREASURY MONEY MARKET FUND
                                                                                    YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                              MAY 31, 2000        1999    1998    1997    1996      1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00       $1.00   $1.00   $1.00   $1.00     $1.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .026        .044    .050    .050    .050      .053
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            --          --      --      --      --        --
                                                        ---------------------------------------------------------
    Total from Investment Operations                        .026        .044    .050    .050    .050      .053
                                                        ---------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.026)      (.044)  (.050)  (.050)  (.050)    (.053)
  Distributions from Realized Capital Gains                   --          --      --      --      --        --
                                                        ---------------------------------------------------------
         Total Distributions                               (.026)      (.044)  (.050)  (.050)  (.050)    (.053)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00       $1.00   $1.00   $1.00   $1.00     $1.00
=================================================================================================================

TOTAL RETURN                                               2.64%       4.51%   5.06%   5.10%   5.11%     5.47%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $4,143      $4,593  $3,942  $3,237  $2,917    $2,527
    Average Net Assets                                    0.33%*       0.33%   0.33%   0.32%   0.32%     0.32%
  Ratio of Net Investment Income to
    Average Net Assets                                    5.19%*       4.41%   4.94%   4.98%   4.99%     5.33%
=================================================================================================================


*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Money Market Funds comprise the Prime Money Market Fund, Federal Money Market Fund, and Treasury Money Market Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Prime Money Market Fund invests in short-term debt instruments of companies primarily operating in specific industries; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. The Federal Money Market Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities. The Treasury Money Market Fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Dividends from net investment income are declared daily and paid on the first business day of the following month. 4. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder accounting, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At May 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:


-----------------------------------------------------------------------------
                     CAPITAL CONTRIBUTED        PERCENTAGE       PERCENTAGE
                       TO VANGUARD              OF PORTFOLIO    OF VANGUARD'S
MONEY MARKET FUND         (000)                 NET ASSETS      CAPITALIZATION
-----------------------------------------------------------------------------
Prime                   $8,236                     0.02%           8.2%
Federal                  1,031                     0.02            1.0
Treasury                   802                     0.02            0.8
-----------------------------------------------------------------------------


The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2000, custodian fee offset arrangements reduced expenses by:

-----------------------------------------------------------------------------
                                                           EXPENSE REDUCTION
MONEY MARKET FUND                                                (000)
-----------------------------------------------------------------------------
Federal                                                           $1
Treasury                                                           1
-----------------------------------------------------------------------------


D. The Prime Money Market Fund offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense), marketing and distribution, and shareholder reporting. For the six months ended May 31, 2000, class-specific expenses of the Investor Shares and Institutional Shares represented effective annual rates of 0.22% and 0.04%, respectively, of their average net assets. Income, expenses not attributable to a specific class, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
-------------------------------------------------------------------------------------------------------------
500 Index Fund                      Growth Equity Fund                   Small-Cap Value Index Fund*
Aggressive Growth Fund              Growth Index Fund*                   Tax-Managed Capital
Calvert Social Index(TM) Fund       Health Care Fund                       Appreciation Fund*
Capital Opportunity Fund            Institutional Developed Markets      Tax-Managed Growth and
Convertible Securities Fund           Index Fund                           Income Fund*
Developed Markets Index Fund        Institutional Index Fund*            Tax-Managed International Fund*
Emerging Markets Stock              International Growth Fund            Tax-Managed Small-Cap Fund*
  Index Fund*                       International Value Fund             Total International Stock
Energy Fund                         Mid-Cap Index Fund*                    Index Fund
Equity Income Fund                  Morgan(TM) Growth Fund               Total Stock Market Index Fund*
European Stock Index Fund*          Pacific Stock Index Fund*            U.S. Growth Fund
Explorer(TM) Fund                   PRIMECAP Fund                        U.S. Value Fund
Extended Market Index Fund*         REIT Index Fund                      Utilities Income Fund
Global Equity Fund                  Selected Value Fund                  Value Index Fund*
Gold and Precious Metals Fund       Small-Cap Growth Index Fund*         Windsor(TM) Fund
Growth and Income Fund              Small-Cap Index Fund*                Windsor(TM) II Fund


BALANCED FUNDS
-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund               LifeStrategy(R) Growth Fund          STAR(TM) Fund
Balanced Index Fund                 LifeStrategy(R) Income Fund          Tax-Managed Balanced Fund
Global Asset Allocation Fund        LifeStrategy(R) Moderate             Wellesley(R) Income Fund
LifeStrategy(R) Conservative          Growth Fund                        Wellington(TM) Fund
  Growth Fund


BOND FUNDS
-------------------------------------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term       Intermediate-Term Bond               Preferred Stock Fund
  Treasury Fund                       Index Fund                         Short-Term Bond Index Fund
Admiral(TM) Long-Term Treasury      Intermediate-Term Corporate Fund     Short-Term Corporate Fund*
 Fund                               Intermediate-Term Tax-Exempt         Short-Term Federal Fund
Admiral(TM) Short-Term Treasury       Fund                               Short-Term Tax-Exempt Fund
  Fund                              Intermediate-Term Treasury Fund      Short-Term Treasury Fund
GNMA Fund                           Limited-Term Tax-Exempt Fund         State Tax-Exempt Bond Funds
High-Yield Corporate Fund           Long-Term Bond Index Fund              (California, Florida,
High-Yield Tax-Exempt Fund          Long-Term Corporate Fund               Massachusetts, New Jersey,
Inflation-Protected Securities Fund Long-Term Tax-Exempt Fund              New York, Ohio, Pennsylvania)
Insured Long-Term Tax-Exempt        Long-Term Treasury Fund              Total Bond Market Index Fund*
  Fund


MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------
Admiral(TM) Treasury Money          State Tax-Exempt Money Market        Tax-Exempt Money Market Fund
  Market Fund                         Funds (California, New Jersey,     Treasury Money Market Fund
Federal Money Market Fund             New York, Ohio, Pennsylvania)
Prime Money Market Fund*



VARIABLE ANNUITY PLAN
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                  High-Grade Bond Portfolio            Money Market Portfolio
Diversified Value Portfolio         High Yield Bond Portfolio            REIT Index Portfolio
Equity Income Portfolio             International Portfolio              Short-Term Corporate Portfolio
Equity Index Portfolio              Mid-Cap Index Portfolio              Small Company Growth Portfolio
Growth Portfolio



*Offers Institutional Shares.


 For information about Vanguard funds and our variable annuity plan, including charges and  expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                       2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

   The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DiSTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MacKINNON - Fixed Income Group.

F. WILLIAM McNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600



WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q302 072000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.